Exhibit 99.1

QUARTERLY FINANCIAL SUPPLEMENT

ULTA
Tanasbourne Town Center
Portland, OR

FOR THE QUARTER ENDED DECEMBER 31, 2016

ddr

FOR THE QUARTER ENDED DECEMBER 31, 2016
QUARTERLY FINANCIAL SUPPLEMENT
Tanasbourne Town Center
Portland, OR
ddr

DDR Corp.

Table of Contents

Section	Page

Earnings Release & Financial Statements
Press Release	1 - 9

Asset Summary
Portfolio Summary	10
Same Store Metrics	11
Leasing Summary	12
Top 50 Tenants	13
Top 50 Assets	14
Unconsolidated Joint Ventures	15

Investments
Transactions	16
Developments/Redevelopments	17

Balance Sheet Summary
Capital Structure	18
Debt/EBITDA	19
Debt Summary	20
Consolidated Debt Detail	21 - 22
Unconsolidated Debt Detail	23 - 24

Analyst Information and Reporting Policies
Analyst Coverage	25
Notable Accounting and Supplemental Policies	26 - 27
Non-GAAP Measures	28 - 32

Property list available online at http://www.ddr.com

DDR considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectations for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital deleveraging strategy; any impact or results from the Company’s portfolio transition or any change in strategy; and the finalization of the financial statements for the period ended December 31, 2016. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2015. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For immediate release:

Media Contact:	Investor Contact:
Beth Shivak	Matt Lougee
bshivak@ddr.com	mlougee@ddr.com
216.755.5500	216.755.5500

DDR REPORTS FOURTH QUARTER AND YEAR END 2016 OPERATING RESULTS

BEACHWOOD, OHIO, February 13, 2017 – DDR Corp. (NYSE: DDR) today announced operating results for the fourth quarter and year ended December 31, 2016.

Financial Highlights

•	Fourth quarter net income attributable to common shareholders was $28.1 million, or $0.08 per diluted share

•	Fourth quarter operating funds from operations attributable to common shareholders (“Operating FFO”) was $111.1 million or $0.30 per diluted share

Significant Quarterly Activity

•	Named William T. Ross, a seasoned veteran of the retail real estate industry, as chief operating officer to oversee asset and property management

•	Appointed Jane E. DeFlorio, an experienced investment banker with broad retail expertise, as a director

•	Generated same store net operating income growth, excluding Puerto Rico, of 2.5% on a pro rata basis

•	Executed 272 new leases and renewals for 1.9 million square feet

•	Generated new leasing spreads of 21.3% and renewal leasing spreads of 8.3%, both on a pro rata basis and excluding Puerto Rico

•	Achieved a portfolio leased rate of 95.0% at December 31, 2016, compared to 95.4% at September 30, 2016, on a pro rata basis

•	Sold 24 assets and three land parcels for $532 million during the quarter, totaling $497 million at DDR’s share

2016 Year-End Highlights

•	Net income attributable to common shareholders for the year ended December 31, 2016, was $37.6 million, or $0.10 per diluted share, which compares to a net loss of $94.5 million, or $0.27 per diluted share for the prior year

•	Generated Operating FFO of $1.28 per diluted share for the full year 2016, an increase of 4.1% compared to 2015

•	Acquired two shopping centers for $148 million at DDR’s share

•	Sold 50 assets and nine land parcels for $833 million at DDR’s share

•	Executed 1,221 new leases and renewals for 9.0 million square feet in 2016

•	Generated new leasing spreads for the full year 2016 of 25.0% and renewal leasing spreads of 8.4%, both on a pro rata basis and excluding Puerto Rico

•	Increased the annualized base rent per occupied square foot by 4.7% on a pro rata basis to $15.46 at December 31, 2016, from $14.76 at December 31, 2015

“I am pleased to report another strong quarter of executing on our stated near-term goals of asset sales, leverage reduction and organizational advancement. As we look forward, we are highly focused on completing the Company’s transition and positioning the portfolio, balance sheet, and organization for years to come,” commented Thomas F. August, president and chief executive officer.

About DDR Corp.

DDR is an owner and manager of 319 value-oriented shopping centers representing 106 million square feet in 35 states and Puerto Rico. The Company owns a high-quality portfolio of open-air shopping centers in major metropolitan areas that provide a highly-compelling shopping experience and merchandise mix for retail partners and consumers. The Company actively manages its assets with a focus on creating long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call tomorrow, February 14, 2017, at 11:00 a.m. Eastern Time. To participate, please dial 877-249-1119 (domestic) or 412-542-4143 (international) at least ten minutes prior to the scheduled start of the call. The conference call webcast will be recorded and available for replay through the Investors portion of DDR’s website, www.ddr.com/events. A copy of the Company’s Supplemental package is available on the Company’s website at www.ddr.com.

Non-GAAP Measures

FFO is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss), adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the NAREIT definition. The Company calculates Operating FFO by excluding certain non-operating charges and gains. Operating FFO is useful to investors as the Company removes non-comparable charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases, expense recovery adjustments and provisions for uncollectible amounts and/or recoveries thereof. SSNOI also excludes activity associated with development and major redevelopment and includes assets owned in comparable periods (15 months for quarter comparisons). SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release and the accompanying financial supplement.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital deleveraging strategy; any impact or results from the Company’s portfolio transition or any change in strategy; and the finalization of the financial statements for the three months and year ended December 31, 2016. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2015. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share
	4Q16	4Q15	12M16	12M15
Revenues:
Minimum rents (1)	$167,933	$179,154	$701,208	$719,737
Percentage rent	2,827	2,675	7,610	6,267
Recoveries	55,701	58,703	238,419	246,719
Other property revenues (2)	5,707	5,998	22,270	22,377

	232,168	246,530	969,507	995,100

Expenses (3):
Operating and maintenance	28,812	33,893	131,177	144,611
Real estate taxes	35,197	36,271	145,907	149,082

	64,009	70,164	277,084	293,693

Net operating income	168,159	176,366	692,423	701,407

Other income (expense):
Fee income	8,093	8,258	36,298	32,971
Interest income	9,254	7,510	37,054	29,213
Interest expense (4)	(51,740)	(59,203)	(217,589)	(241,727)
Depreciation and amortization	(99,468)	(102,575)	(389,519)	(402,045)
General and administrative (5)	(20,941)	(17,920)	(76,101)	(73,382)
Other income (expense), net (6)	(148)	(439)	3,322	(1,739)
Impairment charges (7)	(6,029)	0	(110,906)	(279,021)

Income (loss) before earnings from JVs and other	7,180	11,997	(25,018)	(234,323)

Equity in net income (loss) of JVs	1,618	(5,486)	15,699	(3,135)
Impairment of joint venture investments	0	(1,909)	0	(1,909)
(Loss) gain on sale and change in control	0	0	(1,087)	7,772
Tax expense	(680)	(285)	(1,781)	(6,286)
Gain on disposition of real estate, net	25,916	89,417	73,386	167,571

Net income (loss)	34,034	93,734	61,199	(70,310)
Non-controlling interests	(293)	(268)	(1,187)	(1,858)

Net income (loss) DDR	33,741	93,466	60,012	(72,168)
Preferred dividends	(5,594)	(5,594)	(22,375)	(22,375)

Net income (loss) Common Shareholders	28,147	87,872	37,637	(94,543)
Depreciation and amortization of real estate	97,356	100,582	381,170	393,847
Equity in net (income) loss of JVs	(1,618)	5,486	(15,699)	3,135
Impairment of depreciable joint venture investments	0	1,909	0	1,909
JVs’ FFO	6,868	6,465	26,025	27,579
Non-controlling interests	76	69	303	635
Impairment of depreciable real estate	6,029	0	110,906	179,748
Gain on disposition of depreciable real estate, net	(25,698)	(85,728)	(74,182)	(164,010)

FFO Common Shareholders	111,160	116,655	466,160	348,300
Non-operating items, net (8)	(74)	(2,533)	2,232	97,890

Operating FFO	$111,086	$114,122	$468,392	$446,190
FFO per share – Diluted (9)	$0.30	$0.32	$1.27	$0.96
Operating FFO per share – Diluted (9)	$0.30	$0.31	$1.28	$1.23

DDR Corp.

Balance Sheet: Consolidated Interests

$ in thousands	At Year End
	4Q16	4Q15
Assets:
Land	$1,990,406	$2,184,145
Buildings	6,412,532	6,965,632
Fixtures and tenant improvements	735,685	743,037

	9,138,623	9,892,814
Depreciation	(1,996,176)	(2,062,899)

	7,142,447	7,829,915
Construction in progress and land	105,435	235,385

Real estate, net	7,247,882	8,065,300

Investments in JVs	60,793	72,576
Receivable – preferred equity interest	393,338	395,156
Cash	30,430	22,416
Restricted cash	8,795	10,104
Notes receivable, net	49,503	42,534
Receivables, net	121,367	129,089
Other assets, net (10)	285,410	359,913

Total Assets	8,197,518	9,097,088

Liabilities and Equity:
Revolving credit facilities	0	210,000
Unsecured debt	2,913,217	3,149,188
Unsecured term loan	398,399	397,934
Secured debt	1,182,352	1,382,415

	4,493,968	5,139,537
Dividends payable	75,245	68,604
Other liabilities (11)	382,293	425,478

Total Liabilities	4,951,506	5,633,619

Preferred shares	350,000	350,000
Common shares	36,630	36,529
Paid-in capital	5,487,212	5,466,511
Distributions in excess of net income	(2,632,327)	(2,391,793)
Deferred compensation	15,149	15,537
Other comprehensive income	(4,192)	(6,283)
Common shares in treasury at cost	(14,957)	(15,316)
Non-controlling interests	8,497	8,284

Total Equity	3,246,012	3,463,469

Total Liabilities and Equity	$8,197,518	$9,097,088

DDR Corp.

Income Statement: Unconsolidated Interests at 100%

$ in thousands
	4Q16	4Q15	12M16	12M15
Revenues:
Minimum rents	$96,587	$95,265	$386,978	$392,657
Percentage rent	1,435	1,106	2,842	2,431
Recoveries	29,323	29,087	118,479	119,321
Other property revenues	1,544	1,875	5,066	10,288

	128,889	127,333	513,365	524,697
Expenses:
Operating and maintenance	16,819	18,921	71,799	76,556
Real estate taxes	17,989	17,509	73,185	70,368

	34,808	36,430	144,984	146,924

Net operating income	94,081	90,903	368,381	377,773

Other income (expense):
Interest expense	(32,735)	(33,003)	(132,943)	(140,701)
Depreciation and amortization	(49,187)	(49,648)	(195,198)	(207,816)
Impairment charges	0	(52,252)	(13,598)	(52,700)
Preferred share expense	(8,411)	(6,743)	(33,418)	(25,991)
Other (expense) income, net	(5,554)	(11,732)	(23,513)	(30,235)

	(1,806)	(62,475)	(30,289)	(79,670)
Gain on disposition of real estate, net	3,006	21,385	57,261	17,188

Net income (loss) attributable to unconsolidated JVs	1,200	(41,090)	26,972	(62,482)
Depreciation and amortization	49,187	49,648	195,198	207,816
Impairment of depreciable real estate	0	52,252	13,598	52,700
Gain on disposition of depreciable real estate, net	(2,688)	(21,385)	(56,943)	(17,188)

FFO	47,699	39,425	178,825	180,846
FFO at DDR’s ownership interests	6,868	6,465	26,025	27,579
Operating FFO at DDR’s ownership interests (8)	$6,866	$6,667	$26,049	$27,829

DDR Corp.

Balance Sheet: Unconsolidated Interests at 100%

$ in thousands
	At Year End
	4Q16	4Q15
Assets:
Land	$1,287,675	$1,343,889
Buildings	3,376,720	3,551,227
Improvements	203,824	191,581

	4,868,219	5,086,697
Depreciation	(884,356)	(817,235)

	3,983,863	4,269,462
Construction in progress and land	56,983	52,390

Real estate, net	4,040,846	4,321,852
Cash and restricted cash	50,378	58,916
Receivables, net	50,685	52,768
Other assets, net	248,664	318,546

Total Assets	4,390,573	4,752,082

Liabilities and Equity:
Mortgage debt	3,034,399	3,177,603
Notes and accrued interest payable to DDR	1,584	1,556
Other liabilities	206,949	219,799

Total Liabilities	3,242,932	3,398,958

Redeemable preferred equity	393,338	395,156
Accumulated equity	754,303	957,968

Total Liabilities and Equity	$4,390,573	$4,752,082

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
		4Q16	4Q15	12M16	12M15

(1)	Minimum rents:
	Straight-line rent, net	$0.9	$1.5	$4.6	$5.3
	Below-market rent, net	2.0	0.7	5.7	2.9
	Ground lease revenue	10.3	9.5	40.9	37.4

(2)	Other property revenues:
	Lease termination fees	0.4	0.5	3.5	2.8

(3)	Operating expenses:
	Recoverable expenses	(59.2)	(64.2)	(253.2)	(268.3)
	Non-recoverable expenses	(4.8)	(6.0)	(23.9)	(25.4)
	Straight-line ground rent income (expense)	0.6	(0.1)	0.3	(0.5)
	Expensed costs of suspended developments	(0.1)	(0.1)	(0.4)	(0.5)

(4)	Non-cash interest expense:
	Debt fair value amortization	1.5	1.6	6.3	14.4
	Loan cost amortization	(2.0)	(2.3)	(8.4)	(9.6)
	Interest expense (capitalized)	0.4	1.5	3.1	6.7

(5)	General and administrative expenses:
	Executive separation charges	(0.0)	(0.3)	(0.0)	(2.6)
	Stock compensation expenses	(2.3)	(1.4)	(7.0)	(6.6)
	Internal leasing expenses	(1.6)	(2.0)	(7.7)	(7.5)
	Construction administrative costs (capitalized)	2.4	2.1	8.1	9.1

(6)	Other income (expense):
	Other income (primarily insurance recovery in 2016), net	(0.1)	(0.3)	3.8	(0.7)
	Debt extinguishment, net	(0.0)	(0.1)	(0.5)	(1.0)

(7)	Impairment charges:
	Assets marketed for sale	(6.0)	(0.0)	(110.9)	(179.7)
	Land previously held for development	(0.0)	(0.0)	(0.0)	(99.3)

(8)	Non-operating items excluded from Operating FFO:
	Impairment charges – non-depreciable assets	0.0	0.0	0.0	99.3
	Executive separation charges	0.0	0.3	0.0	2.6
	Transaction, debt extinguishment, litigation, other, net	0.1	0.7	0.6	2.3
	Joint ventures – transaction, currency, other	0.0	0.2	0.0	0.2
	Gain on sale and change in control of interests, net	0.0	0.0	0.0	(7.8)
	Tax expense (primarily Puerto Rico restructuring), net	0.0	0.0	(0.3)	4.4
	(Gain) loss on disposition of non-depreciable real estate, net	(0.2)	(3.7)	1.9	(3.1)

		(0.1)	(2.5)	2.2	97.9

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
		4Q16	4Q15	12M16	12M15

(9)	Outstanding per share information:
	Common shares (at quarter end)	366.3	365.3	366.3	365.3
	OP units (at quarter end)	0.4	0.4	0.4	0.4

	Total shares and units (at quarter end)	366.7	365.7	366.7	365.7
	Weighted average shares and units – Basic – EPS	366.0	362.7	365.3	360.9
	Assumed conversion of dilutive securities	0.1	2.5	0.3	0.0

	Weighted average shares and units – Diluted – EPS	366.1	365.2	365.6	360.9
	Weighted average shares and units – Basic – FFO & OFFO	366.6	364.0	366.1	362.9
	Assumed conversion of dilutive securities	0.1	0.4	0.3	0.4

	Weighted average shares and units – Diluted – FFO & OFFO	366.7	364.4	366.4	363.3
	Earnings per common share – Basic & Diluted	$0.08	$0.24	$0.10	$(0.27)
	FFO per share – Basic & Diluted	$0.30	$0.32	$1.27	$0.96
	Operating FFO per share – Diluted	$0.30	$0.31	$1.28	$1.23
	Common stock dividends declared, per share	$0.19	$0.1725	$0.76	$0.69

(10)	Intangible assets, net (at year end)			241.6	311.0

(11)	Below-market leases, net (at year end)			147.9	155.3

Additional financial information:

	Capital expenditures (DDR share):
	Retenanting	$7.3	$12.9	$32.3	$49.0
	Maintenance – reimbursable and non reimbursable	2.4	2.9	17.4	16.2
	Maintenance PSF of owned GLA – non reimbursable			0.14	0.13

	Miscellaneous (DDR share):
	Est. value of land owned adjacent to existing centers			$28
	Cost basis of headquarters (non-income producing)			40

DDR Corp.

Reconciliation of Net Income Attributable to DDR to Same Store NOI (1)

$ in millions
			At DDR Share (Non-GAAP)
	4Q16	4Q15	4Q16	4Q15
GAAP Reconciliation:
Net income attributable to DDR	$33.7	$93.5	$33.7	$93.5
Fee income	(8.1)	(8.3)	(8.1)	(8.3)
Interest income	(9.2)	(7.5)	(9.2)	(7.5)
Interest expense	51.7	59.2	51.7	59.2
Depreciation and amortization	99.5	102.6	99.5	102.6
General and administrative	20.9	17.9	20.9	17.9
Other expense	0.1	0.4	0.1	0.4
Impairment charges	6.0	0.0	6.0	0.0
Equity in net (income) loss of joint ventures	(1.6)	5.5	(1.6)	5.5
Impairment of joint venture investments	0.0	1.9	0.0	1.9
Tax expense	0.7	0.3	0.7	0.3
Gain on disposition of real estate	(25.9)	(89.4)	(25.9)	(89.4)
Income from non-controlling interests	0.3	0.3	0.3	0.3

Consolidated NOI	168.1	176.4	168.1	176.4
DDR’s consolidated JV	0.0	0.0	(0.4)	(0.4)

Consolidated NOI, net of non-controlling interests	168.1	176.4	167.7	176.0

Net income (loss) from unconsolidated joint ventures	1.2	(41.1)	1.2	(6.7)
Interest expense	32.7	33.0	5.2	5.5
Depreciation and amortization	49.2	49.7	5.7	6.1
Impairment charges	0.0	52.3	0.0	10.5
Preferred share expense	8.4	6.7	0.4	0.3
Other expense, net	5.6	11.7	1.0	1.2
Gain on disposition of real estate, net	(3.0)	(21.4)	(0.1)	(3.4)

Unconsolidated NOI	94.1	90.9	13.4	13.5

Total Consolidated + Unconsolidated NOI	262.2	267.3	181.1	189.5
Less: Non-Same Store NOI adjustments	(21.6)	(33.3)	(15.6)	(27.2)

Total SSNOI	240.6	234.0	165.5	162.3
Less: Puerto Rico Same Store NOI	(22.9)	(23.2)	(22.9)	(23.2)

Total SSNOI excluding Puerto Rico	$217.7	$210.8	$142.6	$139.1
SSNOI % Increase	2.8%		2.0%
SSNOI % Increase excluding Puerto Rico	3.3%		2.5%

(1)	Excludes major redevelopment activity; see Investments section for additional detail. See calculation definition in the Non-GAAP Measures section.

DDR Corp.

Portfolio Summary

$, GLA in millions, except PSF
	Wholly Owned Portfolio At 100%	JV Portfolio DDR Share	Total Portfolio DDR Share	Total Portfolio At 100%
Portfolio Metrics
Operating Centers	167	152	319	319
Owned GLA	42.1	4.0	46.1	69.0
Ground Lease GLA	4.6	0.3	4.9	6.8
Additional Unowned				29.9
Base Rent PSF	$15.54	$14.62	$15.46	$15.00
Leased Rate	94.9%	95.4%	95.0%	95.0%
Commenced Rate	93.8%	93.6%	93.8%	93.6%
Leased Rate <10,000 SF	89.5%	88.3%	89.4%	88.9%
% of Total SF <10,000 SF	22.8%	27.0%	23.2%	23.7%
Leased Rate >10,000 SF	96.5%	98.1%	96.6%	96.9%
% of Total SF >10,000 SF	77.2%	73.0%	76.8%	76.3%
% of NOI (Pro Rata)	92.2%	7.8%	100.0%	100.0%
Same Store NOI	1.7%	5.2%	2.0%	2.8%

Lease Expiration Schedule (at 100%)
	Greater than 10,000 SF				Less than 10,000 SF
Year	Leases	ABR	Rent PSF	% of ABR	Leases	ABR	Rent PSF	% of ABR
2017	105	$38.4	$10.15	4.0%	709	$43.5	$24.25	4.6%
2018	198	69.9	11.86	7.4%	889	63.7	24.81	6.7%
2019	195	78.8	12.13	8.3%	721	47.0	24.79	4.9%
2020	175	68.9	12.22	7.3%	646	42.2	24.86	4.4%
2021	247	99.6	11.55	10.5%	711	49.7	24.99	5.2%
2022	201	72.8	11.74	7.7%	334	27.1	24.42	2.9%
2023	115	41.6	11.03	4.4%	179	16.7	24.87	1.8%
2024	95	34.6	12.31	3.6%	198	19.0	24.66	2.0%
2025	70	24.7	13.94	2.6%	164	15.0	25.20	1.6%
2026	63	20.6	13.62	2.2%	141	14.0	28.32	1.5%

2017-2026	1,464	$549.9	$11.83	57.9%	4,692	$337.9	$24.87	35.6%
Total Rent Roll	1,539	$600.0	$12.05	63.2%	4,902	$349.9	$24.83	36.8%

DDR Corp.

Same Store Metrics

$ in millions
	Same Store at 100% (1)			Same Store at DDR Share (1)
	4Q16	4Q15	Change	4Q16	4Q15	Change

Leased Rate	95.1%	95.8%	-0.7%	95.1%	96.4%	-1.3%

Revenues:
Base Rents	$245.0	$239.8	2.2%	$167.7	$164.8	1.7%
Recoveries	80.3	77.4	3.7%	56.8	54.3	4.7%
Other	5.3	5.2	1.2%	4.3	4.1	3.8%

	330.6	322.4	2.5%	228.7	223.2	2.5%
Expenses:
Operating	(41.9)	(43.5)	-3.6%	(29.1)	(29.8)	-2.4%
Real Estate Taxes	(48.0)	(45.0)	6.7%	(34.2)	(31.1)	9.9%

	(89.9)	(88.5)	1.7%	(63.2)	(60.9)	3.9%

Same Store NOI	$240.6	$234.0	2.8%	$165.5	$162.3	2.0%
Non-Same Store NOI	21.6	33.3		15.6	27.2

	$262.2	$267.3		$181.1	$189.5

GAAP Reconciliation:
Net income attributable to DDR	$33.7	$93.5		$33.7	$93.5
Fee income	(8.1)	(8.3)		(8.1)	(8.3)
Interest income	(9.2)	(7.5)		(9.2)	(7.5)
Interest expense	51.7	59.2		51.7	59.2
Depreciation and amortization	99.5	102.6		99.5	102.6
General and administrative	20.9	17.9		20.9	17.9
Other expense	0.1	0.4		0.1	0.4
Impairment charges	6.0	0.0		6.0	0.0
Equity in net income of joint ventures	(1.6)	5.5		(1.6)	5.5
Impairment of joint venture investments	0.0	1.9		0.0	1.9
Tax expense	0.7	0.3		0.7	0.3
Gain on disposition of real estate	(25.9)	(89.4)		(25.9)	(89.4)
Income from non-controlling interests	0.3	0.3		0.3	0.3

Consolidated NOI	168.1	176.4		168.1	176.4
DDR’s consolidated JV	0.0	0.0		(0.4)	(0.4)

Consolidated NOI, net of non-controlling interest	168.1	176.4		167.7	176.0

Net income from unconsolidated joint ventures	1.2	(41.1)		1.2	(6.7)
Interest expense	32.7	33.0		5.2	5.5
Depreciation and amortization	49.2	49.7		5.7	6.1
Impairment charges	0.0	52.3		0.0	10.5
Preferred share expense	8.4	6.7		0.4	0.3
Other expense, net	5.6	11.7		1.0	1.2
Gain on disposition of real estate, net	(3.0)	(21.4)		(0.1)	(3.4)

Unconsolidated NOI	94.1	90.9		13.4	13.5

Total Consolidated + Unconsolidated NOI	262.2	267.3		181.1	189.5

(1)	Excludes major redevelopment activity; see Investments section for additional detail. See calculation definition in the Non-GAAP Measures section.

DDR Corp.

Leasing Summary

Leases and GLA at 100%

All other figures at DDR share

Leasing Activity

			New		Wtd Avg	Comparable Pool
	# of Leases	GLA (000)	Rent PSF	Rent Spread	Term (Years)	# of Leases	GLA (000)
New Leases
1Q16	115	541	$19.53	19.5%	8.3	59	272
2Q16	103	430	20.18	27.7%	7.9	41	160
3Q16	83	427	18.29	21.1%	8.3	42	182
4Q16	73	409	18.03	14.3%	8.1	37	182

	374	1,807	$19.11	20.6%	8.2	179	796

Renewals
1Q16	186	1,375	$16.01	8.7%	4.9	186	1,375
2Q16	235	1,919	17.17	7.0%	5.1	235	1,919
3Q16	227	2,458	14.52	8.0%	5.6	227	2,458
4Q16	199	1,485	14.07	5.9%	5.2	199	1,485

	847	7,237	$15.38	7.5%	5.2	847	7,237

New + Renewals
1Q16	301	1,916	$16.99	10.7%	5.9	245	1,647
2Q16	338	2,349	17.70	9.1%	5.6	276	2,079
3Q16	310	2,885	15.08	9.2%	6.0	269	2,640
4Q16	272	1,894	14.69	6.9%	5.6	236	1,667

	1,221	9,044	$16.08	9.1%	5.8	1,026	8,033

Net Effective Rents

	GLA (1) (000)	Avg Rent PSF	Capex PSF	Net Effective Rent PSF	Wtd Avg Term (Years)
New Leases
1Q16	509	$20.06	$4.44	$15.62	8.3
2Q16	422	20.91	4.45	16.46	7.8
3Q16	414	18.91	5.40	13.51	8.2
4Q16	397	18.98	4.94	14.04	7.9

	1,742	$19.78	$4.77	$15.01	8.1

Renewals
1Q16	1,375	$16.26	$0.38	$15.88	4.9
2Q16	1,919	17.33	0.05	17.28	5.1
3Q16	2,458	14.67	0.74	13.93	5.6
4Q16	1,485	14.28	0.04	14.24	5.2

	7,237	$15.56	$0.33	$15.23	5.2

(1)	New Leases GLA excludes development and redevelopment activity.

DDR Corp.

Top 50 Tenants

$, GLA in millions
		# of Units		Base Rent			Owned GLA			Credit Ratings
	Tenant	Owned	Total	at 100%	% of Total	Pro Rata	at 100%	% of Total	Pro Rata	(S&P/Moody’s/Fitch)
1	TJX Companies (1)	108	109	$38.3	3.8%	$26.8	3.4	4.5%	2.2	A+ / A2 / NR
2	Bed Bath & Beyond (2)	91	92	32.4	3.2%	23.6	2.6	3.4%	1.9	BBB+ / Baa1 / NR
3	PetSmart	92	93	29.8	2.9%	20.2	2.0	2.6%	1.3	B+ / B1 / NR
4	Dick’s Sporting Goods (3)	40	41	25.2	2.5%	15.3	1.9	2.5%	1.1	NR
5	Best Buy	39	45	22.8	2.2%	15.8	1.5	2.0%	1.1	BBB- / Baa1 / BBB-
6	Kohl’s	33	46	22.4	2.2%	16.6	2.9	3.8%	2.2	BBB- / Baa2 / BBB
7	Walmart (4)	24	67	22.4	2.2%	19.0	3.4	4.5%	3.0	AA / Aa2 / AA
8	Ross Stores (5)	74	74	21.6	2.1%	13.8	2.2	2.9%	1.3	A- / A3 / NR
9	AMC Theatres	11	12	21.3	2.1%	15.9	0.9	1.2%	0.6	B+ / B2 / B+
10	Michaels	64	66	19.1	1.9%	13.3	1.5	2.0%	1.0	B+ / Ba2 / NR
11	Gap (6)	62	62	16.1	1.6%	11.5	1.0	1.3%	0.7	BB+ / Baa2 / BB+
12	Ulta	60	62	14.7	1.4%	10.3	0.6	0.8%	0.4	NR
13	Publix	34	36	14.4	1.4%	3.5	1.6	2.1%	0.4	NR
14	Office Depot (7)	43	45	13.3	1.3%	9.1	0.9	1.2%	0.6	NR / B1 / NR
15	Ascena (8)	104	104	12.0	1.2%	9.3	0.6	0.8%	0.5	BB- / Ba2 / NR
16	Barnes & Noble	24	26	11.1	1.1%	7.9	0.6	0.8%	0.4	NR
17	Toys “R” Us (9)	25	28	9.9	1.0%	9.0	1.0	1.3%	0.9	B- / B3 / CCC
18	Royal Ahold (10)	11	11	9.7	1.0%	3.2	0.6	0.8%	0.2	BBB / Baa2 / BBB
19	Jo-Ann	30	30	9.3	0.9%	6.7	0.9	1.2%	0.6	B / Caa1 / NR
20	Staples	31	32	9.2	0.9%	5.5	0.6	0.8%	0.4	BBB- / Baa2 / BB+
21	Nordstrom Rack	13	14	8.7	0.9%	6.8	0.5	0.7%	0.4	BBB+ / Baa1 / BBB+
22	Kroger (11)	18	22	8.6	0.8%	4.2	1.0	1.3%	0.5	BBB / Baa1 / BBB
23	DSW	26	27	8.6	0.8%	5.7	0.6	0.8%	0.4	NR
24	Mattress Firm (12)	64	66	8.4	0.8%	6.6	0.3	0.4%	0.2	NR
25	Cinemark	9	9	8.3	0.8%	6.5	0.6	0.8%	0.4	BB / NR / NR
26	Petco	32	34	8.3	0.8%	6.3	0.4	0.5%	0.3	B / B2 / NR
27	Lowe’s	9	27	8.3	0.8%	7.5	1.2	1.6%	1.1	A- / A3 / NR
28	LA Fitness	12	13	8.2	0.8%	6.0	0.6	0.8%	0.4	NR
29	Dollar Tree Stores	68	72	8.0	0.8%	5.3	0.7	0.9%	0.5	BB+ / Ba2 / NR
30	Regal Cinemas	8	9	8.0	0.8%	5.9	0.5	0.7%	0.4	B+ / B1 / B+
31	Party City	39	39	7.9	0.8%	5.4	0.5	0.7%	0.3	NR
32	Five Below	55	55	7.7	0.8%	5.7	0.5	0.7%	0.3	NR
33	Hobby Lobby	17	19	7.5	0.7%	4.2	0.9	1.2%	0.6	NR
34	Pier 1 Imports	33	37	7.4	0.7%	5.4	0.3	0.4%	0.2	B / NR / NR
35	Home Depot	9	35	6.8	0.7%	5.3	1.0	1.3%	0.7	A / A2 / A
36	Whole Foods	6	6	6.4	0.6%	4.7	0.3	0.4%	0.2	BBB- / Baa3 / NR
37	AT&T	71	73	6.3	0.6%	4.9	0.2	0.3%	0.1	BBB+ / Baa1 / A-
38	Giant Eagle	6	7	6.0	0.6%	3.3	0.5	0.7%	0.3	NR
39	Burlington	10	10	5.8	0.6%	4.2	0.7	0.9%	0.5	BB- / NR / NR
40	Famous Footwear	39	40	5.7	0.6%	4.5	0.3	0.4%	0.2	BB / Ba3 / NR
41	hhgregg	16	17	5.7	0.6%	3.8	0.5	0.7%	0.3	NR
42	Beall’s	22	22	5.5	0.5%	2.3	0.8	1.1%	0.4	NR
43	Panera	36	37	5.0	0.5%	3.3	0.2	0.3%	0.1	NR
44	Stein Mart	16	16	4.9	0.5%	2.8	0.6	0.8%	0.3	NR
45	Shoe Carnival	30	30	4.7	0.5%	2.9	0.3	0.4%	0.2	NR
46	24 Hour Fitness	6	6	4.7	0.5%	2.1	0.2	0.3%	0.1	B / NR / NR
47	Tailored Brands (13)	29	29	4.3	0.4%	3.2	0.2	0.3%	0.1	B / NR / NR
48	Rainbow Apparel	36	36	4.0	0.4%	3.4	0.2	0.3%	0.2	NR
49	Carter’s Childrenswear	38	38	4.0	0.4%	3.3	0.2	0.3%	0.1	BB+ / Ba1 / NR
50	L Brands (14)	39	39	3.8	0.4%	2.8	0.1	0.1%	0.1	BB+ / Ba1 / BB+

	Top 50 Total	1,812	1,965	$572.5	56.2%	$394.6	45.6	60.2%	30.7
	Total Portfolio			$1,018.8	100.0%	$700.9	75.8	100.0%	51.0

(1)	T.J. Maxx (43) / Marshalls (43) / HomeGoods (20) / Sierra Trading (2)
(2)	Bed Bath (53) / World Market (23) / buybuy Baby (12) / CTS (3)
(3)	Dick’s Sporting Goods (39) / Golf Galaxy (1)
(4)	Walmart (19) / Sam’s Club (2) / Neighborhood Market (3)
(5)	Ross Dress for Less (71) / dd’s Discounts (3)
(6)	Gap (5) / Old Navy (55) / Banana Republic (2)
(7)	Office Depot (17) / OfficeMax (26)
(8)	Ann Taylor (4) / Catherine’s (8) / Dress Barn (30) / Justice (21) / Lane Bryant (27) / Maurice’s (14)
(9)	Toys “R” Us (7) / Babies “R” Us (13) / Toys-Babies Combo (5)
(10)	Stop & Shop (5) / Martin’s (3) / Food Lion (2) / Other (1)
(11)	Kroger (10) / Harris Teeter (5) / King Soopers (1) / Pick ‘n Save (2)
(12)	Mattress Firm (60) / Mattress Pro (1) / Sleep Train (2) / Sleep Country USA (1)
(13)	Men’s Wearhouse (19) / Jos. A. Bank (8) / K&G Fashion Superstore (2)
(14)	Bath & Body Works (34) / Victoria’s Secret (5)

DDR Corp.

Top 50 Assets

	$, GLA in thousands
			DDR	Base Rent		Total GLA
	Asset	MSA	Own %	Pro Rata	% of Pro Rata	Pro Rata	% of Pro Rata
1	Shoppers World	Boston	100%	$17,919	2.6%	783	1.0%
2	Plaza del Sol	San Juan	100%	16,289	2.3%	724	0.9%
3	Plaza Rio Hondo	San Juan	100%	13,462	1.9%	555	0.7%
4	Winter Garden Village	Orlando	100%	13,320	1.9%	1,127	1.4%
5	Plaza del Norte	San Juan	100%	11,875	1.7%	699	0.9%
6	Ahwatukee Foothills	Phoenix	100%	10,809	1.5%	693	0.9%
7	Wrangleboro Consumer Square	Atlantic City	100%	10,432	1.5%	842	1.0%
8	Riverdale Village	Minneapolis	100%	10,082	1.4%	969	1.2%
9	Nassau Park Pavilion	Trenton	100%	9,597	1.4%	1,117	1.4%
10	Hamilton Marketplace	Trenton	100%	9,517	1.4%	960	1.2%
11	Tucson Spectrum	Tucson	100%	9,342	1.3%	969	1.2%
12	Carolina Pavilion	Charlotte	100%	8,896	1.3%	871	1.1%
13	Woodfield Village Green	Chicago	100%	8,803	1.3%	692	0.9%
14	Village at Stone Oak	San Antonio	100%	8,376	1.2%	623	0.8%
15	Great Northern Plaza	Cleveland	100%	8,335	1.2%	669	0.8%
16	Plaza Escorial	San Juan	100%	8,286	1.2%	636	0.8%
17	The Shops at Midtown Miami	Miami	100%	7,815	1.1%	467	0.6%
18	Plaza Palma Real	San Juan	100%	7,571	1.1%	449	0.6%
19	Polaris Towne Center	Columbus	100%	7,541	1.1%	730	0.9%
20	Centennial Promenade	Denver	100%	7,424	1.1%	827	1.0%
21	Connecticut Commons	Hartford	100%	7,422	1.1%	562	0.7%
22	Peach Street Marketplace	Erie	100%	7,128	1.0%	998	1.2%
23	Kenwood Square	Cincinnati	100%	6,695	1.0%	466	0.6%
24	The Fountains	Miami	100%	6,441	0.9%	489	0.6%
25	Easton Market	Columbus	100%	6,401	0.9%	559	0.7%
26	Crossroads Center	Gulfport	100%	6,322	0.9%	591	0.7%
27	Silver Springs Square	Harrisburg	100%	6,004	0.9%	569	0.7%
28	Bandera Pointe	San Antonio	100%	5,862	0.8%	851	1.1%
29	Falcon Ridge Town Center	Los Angeles	100%	5,795	0.8%	437	0.5%
30	Hamilton Commons	Atlantic City	100%	5,779	0.8%	397	0.5%
31	Ridge at Creekside	Sacramento	100%	5,733	0.8%	289	0.4%
32	Cotswold Village	Charlotte	100%	5,732	0.8%	261	0.3%
33	The Maxwell	Chicago	100%	5,683	0.8%	240	0.3%
34	Belden Park Crossings	Cleveland	100%	5,638	0.8%	596	0.7%
35	Meridian Crossroads	Boise	100%	5,635	0.8%	732	0.9%
36	Merriam Village	Kansas City	100%	5,526	0.8%	921	1.1%
37	Gateway Center	Boston	100%	5,481	0.8%	640	0.8%
38	Perimeter Pointe	Atlanta	100%	5,467	0.8%	353	0.4%
39	Independence Commons	Kansas City	100%	5,436	0.8%	403	0.5%
40	Beaver Creek Crossings	Raleigh	100%	5,267	0.8%	321	0.4%
41	Gresham Station	Portland	100%	5,174	0.7%	339	0.4%
42	Arrowhead Crossing	Phoenix	100%	5,160	0.7%	407	0.5%
43	The Promenade at Brentwood	St. Louis	100%	5,080	0.7%	338	0.4%
44	Deer Park Town Center	Chicago	50%	5,012	0.7%	202	0.2%
45	Willowbrook Plaza	Houston	100%	5,004	0.7%	393	0.5%
46	Tanasbourne Town Center	Portland	100%	5,001	0.7%	571	0.7%
47	Fairfax Towne Center	Balt-Wash DC	100%	4,897	0.7%	253	0.3%
48	The Pike Outlets	Los Angeles	100%	4,894	0.7%	392	0.5%
49	Brookside Marketplace	Chicago	100%	4,791	0.7%	602	0.7%
50	Chapel Hills	Colorado Springs	100%	4,784	0.7%	541	0.7%

	Top 50 Total			$374,935	53.5%	30,115	37.2%
	Total Portfolio			$700,914	100.0%	80,917	100.0%

DDR Corp.

Unconsolidated Joint Ventures

$, GLA in millions
	Partner	DDR Own %		Operating Properties		Owned GLA	ABR	Gross Book Value	Debt (1)

BRE DDR Retail Holdings	Blackstone Real Estate Partners	5	% (2)	56		11.0	$146.0	$1,755.2	$1,203.2

DDRTC Core Retail Fund	TIAA-CREF	15%		25		8.2	106.1	1,538.8	756.6

DDR Domestic Retail Fund I	Various	20%		55		7.6	88.0	1,301.3	898.7

DDR–SAU Retail Fund	State of Utah	20%		12		1.0	11.0	135.4	60.4

Other	Various	Various		3		1.0	18.8	194.5	115.5

Total				151	(3)	28.8	$369.9	$4,925.2	$3,034.4

(1)	Includes fair market value of debt adjustment and unamortized loan costs, net of $6.8 million, or $0.8 million at DDR’s share.
(2)	DDR’s preferred equity (at 100%) is $386.1 million plus accrued interest of $7.2 million at an interest rate of 8.5%.
(3)	In addition, the Company has one consolidated joint venture asset in which the Company has an effective 67% interest.

DDR JV Pro Rata Adjustments (4)

Income Statement Pro Rata Adjustments 4Q16		Balance Sheet Pro Rata Adjustments 4Q16

Revenues:		Assets:
Minimum rents	$13.8	Land	$171.9
Percentage rent	0.1	Buildings	458.1
Recoveries	4.3	Improvements	32.6

Other property revenue	0.3		662.6

	18.5	Depreciation	(156.5)

Expenses:			506.1
Operating and maintenance	2.5	Construction in progress and land	6.3

Real estate taxes	2.6	Real estate, net	512.4

	5.1	Investment in JVs	1.6

Net Operating Income	13.4	Cash and restricted cash	7.5
Other Income (expense):		Receivables, net	7.5
Fee Income	(0.9)	Other assets, net	17.4

Interest income	(0.4)	Total Assets	546.4
Interest expense	(5.2)	Liabilities and Equity:
Depreciation and amortization	(5.7)	Mortgage debt	412.9
Other income (expense), net	(0.1)	Notes payable to DDR	0.3

Income before earnings from JVs	1.1	Other liabilities	18.1

Equity in net income of JVs	(1.6)	Total Liabilities	431.3
Basis differences of JVs	0.4	JVs share of equity	21.3
Gain on disposition of real estate	0.1	Distributions in excess of net income	93.8

Net income	$0.0	Total Equity	115.1

		Total Liabilities and Equity	$546.4

(4)	Information provided for DDR’s share of JV investments and can be combined with DDR’s financial statements for the same period.

DDR Corp.

Transactions

$ in millions, GLA in thousands
			Total	At 100%		At DDR Share
		DDR	Owned
		Own%	GLA	Price	Debt	Price	Debt	Anchors
Acquisitions
02/16	Phoenix, AZ	100%	233	$60.5	$0.0	$60.5	$0.0	Ross, Ulta, Total Wine & More
09/16	Portland, OR	100%	338	87.0	0.0	87.0	0.0	Best Buy, Cost Plus, Ulta, LA Fitness

	Total Year to Date		571	$147.5	$0.0	$147.5	$0.0

Dispositions
01/16	SAU Portfolio (11 assets)	20%	1,083	170.5	77.3	34.1	15.5	Various
01/16	Buffalo, NY	100%	139	13.8	0.0	13.8	0.0	Home Depot
01/16	Lexington, SC	100%	83	12.2	0.0	12.2	0.0	Ross, T.J. Maxx
01/16	Pasadena, CA	100%	540	131.9	0.0	131.9	0.0	Lifestyle tenancy, Hyatt
02/16	Brunswick, ME	100%	305	13.2	0.0	13.2	0.0	Big Lots, Regal, Sears
02/16	Newport News, VA	100%	341	10.7	0.0	10.7	0.0	Burlington
1Q	Non-operating sales			7.6	0.0	7.6	0.0

	1Q Total		2,491	$359.9	$77.3	$223.5	$15.5

04/16	Fort Collins, CO	100%	19	6.7	0.0	6.7	0.0
05/16	St. Louis, MO	100%	88	14.9	0.0	14.9	0.0	OfficeMax
06/16	N. Little Rock, AR	100%	290	23.2	0.0	23.2	0.0	Bed Bath & Beyond, Michaels, Ross
2Q	Non-operating sales			13.3	0.0	13.3	0.0

	2Q Total		397	$58.1	$0.0	$58.1	$0.0

07/16	Charlotte, NC	100%	29	13.7	0.0	13.7	0.0
07/16	Douglasville, GA	100%	129	19.9	0.0	19.9	0.0	Babies “R” Us, Best Buy
08/16	Taylors, SC	100%	58	3.1	0.0	3.1	0.0
09/16	New Bern, NC	100%	75	10.1	0.0	10.1	0.0	PetSmart
09/16	Alamogordo, NM	5%	19	3.5	1.9	0.2	0.1
09/16	Cincinnati, OH	100%	58	7.9	0.0	7.9	0.0	Kroger
09/16	Madison, NC	5%	10	3.0	1.6	0.1	0.1
3Q	Non-operating sales			0.0	0.0	0.0	0.0

	3Q Total		378	$61.2	$3.5	$55.0	$0.2

10/16	16 Asset Portfolio	100%	4,477	390.0	11.6	390.0	11.6	Various
10/16	Sault St. Marie, MI	100%	266	11.5	0.0	11.5	0.0	Dunham’s, JCPenney, Kohl’s
10/16	Bellingham, WA	5%	25	4.4	2.5	0.2	0.1	PetSmart
10/16	Littleton, CO	100%	267	82.0	0.0	82.0	0.0	Lifestyle tenancy
10/16	Bismarck, ND	5%	69	11.3	8.6	0.5	0.4	Best Buy
11/16	Reno, NV	100%	53	6.9	0.0	6.9	0.0	Century Theatre
12/16	Northport, AL	5%	58	3.4	2.5	0.2	0.1	Big Lots, Tractor Supply
12/16	Cleveland, TN	5%	153	17.3	15.8	0.9	0.8	Bed Bath & Beyond, Electronic Express
12/16	Sylvania, GA	100%	36	3.4	0.0	3.4	0.0	Bi-Lo
4Q	Non-operating sales			2.2	0.0	1.1	0.0

	4Q Total		5,404	$532.4	$41.0	$496.7	$13.0

	Total Year to Date		8,670	$1,011.6	$121.8	$833.3	$28.7

DDR Corp.

Developments/Redevelopments

$ in millions, GLA in thousands
	Owned SF	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (a)	Est. Anchor Opening	Est. Stabilized Quarter	Key Tenants

Consolidated Summary

Developments in Progress		$69	$68	$1	$67	$1
Redevelopments - Major		176	92	84	42	50
Redevelopments - Minor		151	42	109	19	23
Retenanting		27	4	23	3	1
Undeveloped Land (b)		N/A	30	0	0	30

		$423	$236	$217	$131	$105

Developments in Progress

Guilford Commons (New Haven, CT)	130	$69	$68	$1	$67	$1	4Q15	4Q16	Michaels, Ulta, DSW, Bed Bath & Beyond

Redevelopments - Major

Kenwood Square (Cincinnati, OH)		$31	$19	$12	$19	$0	N/A	4Q17	Dick’s Sporting Goods, T.J. Maxx, Five Below

Belgate (expansion) (Charlotte, NC)		24	17	7	13	4	N/A	4Q17	Burlington, T.J. Maxx

Bermuda Square (Richmond, VA)		18	13	5	9	4	N/A	2Q18	Martin’s, Petco

Plaza del Sol (expansion) (San Juan, PR)		12	6	6	1	5	4Q17	4Q17	Dave & Busters

Other Redevelopments - Major		91	37	54	0	37

		$176	$92	$84	$42	$50

(a)	This balance is in addition to DDR’s pro rata share of joint venture CIP of $6 million.
(b)	This balance is in addition to owned land adjacent to existing centers that has an estimated value of $28 million.

DDR Corp.

Capital Structure

$, shares and units in millions, except per share
	December 31, 2016		December 31, 2015
	Amount	% of Total	Amount	% of Total
Capital Structure
Common Shares Equity	$5,598.9	54%	$6,157.8	53%

Perpetual Preferred Stock	350.0	3%	350.0	3%

Unsecured Credit Facilities	0.0	0%	210.0	2%
Unsecured Term Loan	400.0	4%	400.0	3%
Unsecured Public Debt	2,927.2	28%	3,166.3	27%
Secured Term Loan	200.0	2%	200.0	2%
Fixed Rate Mortgage Debt	952.5	9%	1,096.2	9%
Variable Rate Mortgage Debt	26.2	0%	78.0	1%

	4,505.9	43%	5,150.5	44%

Total	$10,454.8	100%	$11,658.3	100%

Capital Structure Detail
Debt to Market Capitalization	43.1%		44.2%
Common Shares Outstanding	366.3		365.3
Operating Partnership Units	0.4		0.4
Market Value per Share	$15.27		$16.84
Partners’ Share of Consolidated Debt (included above)	$9.9		$9.9
DDR Share of Unconsolidated Debt (excluded above)	$413.7		$441.9

Credit Ratings			Covenants
				Covenant Threshold	Actual Covenant
	Debt Rating	Outlook
Moody’s	Baa2	Stable	Total Debt to Real Estate Assets Ratio	≤ 65%	47%
S&P	BBB-	Stable	Secured Debt to Assets Ratio	≤ 40%	12%
Fitch	BBB-	Stable	Unencumbered Assets to Unsecured Debt	≥ 135%	211%
			Fixed Charge Coverage Ratio	≥ 1.5x	2.7x

DDR Corp.

Debt/EBITDA

$ in millions
	4Q16	4Q15
Consolidated
Net income to DDR	$33.7	$93.5
Impairments	6.0	0.0
Executive separation charges	0.0	0.3
Depreciation and amortization	99.5	102.6
Interest expense	51.7	59.2
Other expenses, net	0.2	0.6
Equity in net (income) loss of JVs	(1.6)	5.5
JV Impairments (at DDR share)	0.0	1.9
Income tax expense	0.7	0.3
Gain on disposition of real estate, net	(25.9)	(89.4)
Adjustments for non-controlling interests	(0.2)	(0.3)
JV FFO (at DDR share)	6.9	6.5
Other JV adjustments (at DDR share)	0.0	0.2

EBITDA – current quarter (1)	171.0	180.9
EBITDA – annualized	684.0	723.6

Consolidated debt	4,494.0	5,139.5
Partner share of consolidated debt	(9.9)	(9.9)
Loan costs, net	18.5	23.8
Face value adjustments	(6.6)	(12.8)
Cash and restricted cash	(38.8)	(32.2)

Net effective debt	$4,457.2	$5,108.4

Debt/EBITDA – Consolidated	6.52x	7.06x

Pro rata including JVs
EBITDA – current quarter	176.4	186.6
EBITDA – annualized	705.6	746.4

Consolidated net debt	4,457.2	5,108.4
JV debt (at DDR share)	413.7	442.2
Cash and restricted cash	(7.5)	(8.6)

Net effective debt	$4,863.4	$5,542.0

Debt/EBITDA – Pro rata	6.89x	7.42x

(1)	See definition in the Non-GAAP Measures section.

DDR Corp.

Debt Summary

$ in millions
	Consolidated			Unconsolidated
	Total 100%	Total DDR Share	Interest Rate DDR Share	Total 100%	Total DDR Share	Interest Rate DDR Share
Debt Composition
Unsecured Credit Facilities	$0.0	$0.0	1.77%
Unsecured Term Loan	400.0	400.0	1.87%
Unsecured Public Debt	2,927.2	2,927.2	4.88%
Secured Term Loan	200.0	200.0	2.12%
Fixed Rate Mortgage Loans	952.5	942.6	4.88%	$1,796.8	$298.6	5.37%
Variable Rate Mortgage Loans	26.2	26.2	1.82%	1,230.8	115.1	2.57%

Subtotal	4,505.9	4,496.0	4.47%	3,027.6	413.7	4.59%
Fair Market Value Adjustment	6.6	6.6		15.5	0.7
Unamortized Loan Costs, Net	(18.5)	(18.4)		(8.7)	(1.5)

Total	$4,494.0	$4,484.2	4.47%	$3,034.4	$412.9	4.59%

	Scheduled Principal Payments	Secured Debt Maturities	Unsecured Debt Maturities	Total 100%	Total Pro Rata	Cash Interest Rate Pro Rata	GAAP Interest Rate Pro Rata
Consolidated Maturity Schedule (1)
2017	$24.9	$159.7	$300.0	$484.6	$484.6	6.68%	6.11%
2018	20.2	326.9	382.2	729.3	729.3	4.30%	4.22%
2019	16.5	169.3	0.0	185.8	185.8	5.31%	5.23%
2020	7.3	280.2	700.0	987.5	987.5	4.43%	4.35%
2021	4.3	126.5	300.0	430.8	430.8	3.89%	3.81%
2022	0.1	42.8	450.0	492.9	483.0	4.67%	4.67%
2023	0.0	0.0	300.0	300.0	300.0	3.38%	3.38%
2024	0.0	0.0	0.0	0.0	0.0	0.00%	0.00%
2025	0.0	0.0	500.0	500.0	500.0	3.63%	3.63%
2026 and beyond	0.0	0.0	400.0	400.0	400.0	4.25%	4.25%
Unsecured debt discount			(5.0)	(5.0)	(5.0)

	$73.3	$1,105.4	$3,327.2	$4,505.9	$4,496.0	4.47%	4.37%
Unconsolidated Maturity Schedule (1)
2017	$6.0	$1,080.9	$0.0	$1,086.9	$217.2	5.57%	5.57%
2018	4.8	121.9	0.0	126.7	13.3	4.57%	4.11%
2019	4.8	627.6	0.0	632.4	31.4	2.69%	2.64%
2020	5.0	403.7	0.0	408.7	56.3	2.49%	2.45%
2021	4.3	255.1	0.0	259.4	60.9	4.27%	4.27%
2022	2.7	331.3	0.0	334.0	16.6	4.10%	3.38%
2023	2.1	93.2	0.0	95.3	4.9	3.98%	4.20%
2024	0.5	83.7	0.0	84.2	13.1	4.33%	4.28%
2025	0.0	0.0	0.0	0.0	0.0	0.00%	0.00%
2026 and beyond	0.0	0.0	0.0	0.0	0.0	0.00%	0.00%

Total	$30.2	$2,997.4	$0.0	$3,027.6	$413.7	4.59%	4.54%

% of Total	Consolidated				Unconsolidated
Fixed	86.1%				59.3%
Variable	13.9%				40.7%

Recourse to DDR	78.3%				0.0%
Non-recourse to DDR	21.7%				100.0%

(1)	Assumes borrower extension options are exercised.

DDR Corp.

Consolidated Debt Detail

$ in millions
	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2) (3)

Senior Debt
Unsecured Revolver ($750m)	$0.0	$0.0	06/20	L + 100
Unsecured Revolver ($50m)	0.0	0.0	06/20	L + 100
Secured Term Loan ($200m)	200.0	200.0	04/18	L + 135
Unsecured Term Loan ($400m)	400.0	400.0	04/20	L + 110

	$600.0	$600.0
Public Debt
Unsecured Notes	$300.0	$300.0	04/17	7.50%
Unsecured Notes	299.6	299.6	04/18	4.75%
Unsecured Notes	82.2	82.2	07/18	7.50%
Unsecured Notes	299.1	299.1	09/20	7.88%
Unsecured Notes	298.8	298.8	01/21	3.50%
Unsecured Notes	454.9	454.9	07/22	4.63%
Unsecured Notes	298.8	298.8	05/23	3.38%
Unsecured Notes	497.0	497.0	02/25	3.63%
Unsecured Notes	396.8	396.8	02/26	4.25%

	$2,927.2	$2,927.2
Mortgage Debt
Vista Village, CA (4)	$33.2	$33.2	04/17	5.71%
Walmart Supercenter, NC	1.0	1.0	08/17	6.00%
Connecticut Commons, CT	45.6	45.6	10/17	5.01%
Riverdale Village, MN	25.0	25.0	10/17	5.01%
Riverdale Village Perimeter, MN	31.4	31.4	10/17	5.01%
Lake Brandon Village, FL	9.0	9.0	10/17	5.01%
Shoppers World Brookfield, WI	5.6	5.6	10/17	5.01%
Marketplace of Brown Deer, WI	4.0	4.0	10/17	5.01%
Brown Deer Center, WI	7.6	7.6	10/17	5.01%

Falcon Ridge Town Center, CA	14.1	14.1	01/18	5.91%
Walmart Supercenter, SC	1.5	1.5	01/18	6.00%
Fortuna Center, VA	12.1	12.1	02/18	6.18%
Johns Creek Town Center, GA	23.5	23.5	03/18	5.06%
Southland Crossings, OH	23.5	23.5	03/18	5.06%
The Promenade at Brentwood, MO	29.9	29.9	03/18	5.06%
DDR Headquarters, OH	26.2	26.2	03/18	L + 105

DDR Corp.

Consolidated Debt Detail

$ in millions
	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2) (3)

Lowe’s, TN	2.4	2.4	01/19	7.66%
Nassau Park Pavilion, NJ	54.9	54.9	02/19	3.40%
Bandera Pointe, TX	23.9	23.9	02/19	3.40%
Presidential Commons, GA	20.4	20.4	02/19	3.40%
Plaza Cayey, PR	20.3	20.3	06/19	7.59%
Plaza Fajardo, PR	24.4	24.4	06/19	7.59%
Plaza Isabela, PR	21.4	21.4	06/19	7.59%
Plaza Walmart, PR	11.4	11.4	06/19	7.59%
Mariner Square, FL	1.7	1.7	09/19	9.75%

Northland Square, IA	3.4	3.4	01/20	9.38%
Plaza Rio Hondo, PR	121.3	121.3	01/20	3.95%
Easton Marketplace, OH	48.5	48.5	01/20	3.95%
The Fountains, FL	44.2	44.2	01/20	3.95%
Perimeter Pointe, GA	41.8	41.8	01/20	3.95%
Polaris Towne Center, OH	42.3	42.3	04/20	6.76%

Chapel Hills West, CO	11.5	11.5	06/21	5.49%
West Valley Marketplace, PA	7.4	7.4	07/21	6.95%
Plaza Escorial, PR	70.3	70.3	07/21	3.59%
Wrangleboro Consumer Sq, NJ	57.7	57.7	10/21	5.41%
Chapel Hills East, CO	7.9	7.9	12/21	5.24%

Paradise Village Gateway, AZ	30.0	20.1	01/22	4.65%
Macedonia Commons, OH	18.4	18.4	02/22	5.71%

Total Mortgage Debt	$978.7	$968.8
FMV adjustment – assumed debt	6.6	6.6
Unamortized Loan Costs, Net	(18.5)	(18.4)

Total Consolidated Debt	$4,494.0	$4,484.2

Rate Type
Fixed	$3,879.7	$3,869.8	4.5 years	4.88%
Variable	626.2	626.2	2.6 years	1.95%

	$4,505.9	$4,496.0	4.2 years	4.47%
Perpetual Preferred Stock
Class J	$200.0	$200.0	Perpetual	6.500%
Class K	150.0	150.0	Perpetual	6.250%

	Notional Amount	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swaps
Underlying Debt Hedged:
Mortgage Portfolio	$76.9	1 mo. LIBOR	2.81%	9/1/17

(1)	Assumes borrower extension options are exercised.
(2)	L = LIBOR
(3)	Does not include discounts or premiums.
(4)	Unencumbered in January 2017.

DDR Corp.

Unconsolidated Debt Detail

$ in millions
	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2)
BRE DDR Retail Holdings III
Camp Creek, GA	$42.0	$2.1	12/18	4.62%
May 2019 Loan Pool (2 assets)	20.2	1.0	05/19	4.85%
November 2019 Loan Pool (29 assets)	608.1	30.4	11/19	L + 185
Whittwood Town Center, CA	43.0	2.2	12/20	5.20%
January 2022 Loan Pool (3 assets)	23.0	1.1	01/22	4.75%
Kyle Marketplace, TX	24.8	1.2	03/22	4.09%
March 2022 Loan Pool (3 assets)	23.4	1.2	03/22	5.49%
Eastland Center, CA	90.0	4.5	07/22	4.50%
Greenway Commons, TX	33.0	1.7	07/22	4.10%
July 2022 Loan Pool (4 assets)	17.0	0.9	07/22	4.40%
White Oak Village, VA	34.3	1.7	09/22	3.60%
Midtowne Park, SC	15.7	0.7	01/23	4.27%
Kingsbury Center, IL	14.5	0.7	06/23	3.97%
Valley Bend, AL	43.5	2.2	06/23	3.75%

	$1,032.5	$51.6
BRE DDR Retail Holdings IV
Ashbridge Square, PA	$34.5	$1.8	03/18	6.08%
The Hub, NY	28.5	1.4	01/22	L + 250
Fountains of Miramar, FL	24.8	1.2	01/22	L + 250
Southmont Plaza, PA	34.0	1.7	01/22	L + 250
Millenia Crossing, FL	22.6	1.1	01/23	4.25%
Concourse Village, FL	14.1	0.7	02/24	4.86%

	$158.5	$7.9
DDR Domestic Retail Fund I
July 2017 Loan Pool (52 assets)	$883.5	$176.7	07/17	5.60%
Heather Island, FL	4.3	0.9	02/18	3.56%
Hilliard Rome, OH	11.4	2.3	02/18	3.56%

	$899.2	$179.9
DDRTC Core Retail Fund
March 2017 Loan Pool (3 assets) (3)	$142.0	$21.3	03/17	5.45%
July 2020 Loan Pool (10 assets) (4)	195.4	29.3	07/20	L + 150
July 2020 Loan Pool (6 assets) (4)	165.3	24.8	07/20	L + 175
November 2021 Loan Pool (7 assets)	174.7	26.2	11/21	L + 200
Birkdale Village, NC	82.5	12.4	04/24	4.30%

	$759.9	$114.0

DDR Corp.

Unconsolidated Debt Detail

$ in millions
	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2)
DDR–SAU Retail Fund
September 2017 Loan Pool (7 assets)	$28.7	$5.7	09/17	4.74%
April 2018 Loan Pool (5 assets)	31.7	6.4	04/18	4.65%

	$60.4	$12.1

Other Joint Ventures
Lennox Town Center Limited, OH	$1.0	$0.5	07/17	6.44%
Lennox Town Center Limited, OH	26.0	13.0	07/17	5.64%
Sun Center Limited, OH	21.4	17.0	05/21	5.99%
RVIP IIIB, Deer Park, IL	68.7	17.7	09/21	4.84%

	$117.1	$48.2

Unconsolidated Debt Subtotal	$3,027.6	$413.7
FMV Adjustment – Assumed Debt	15.5	0.7
Unamortized Loan Costs, Net	(8.7)	(1.5)

Total	$3,034.4	$412.9

Rate Type
Fixed	$1,796.8	$298.6	1.6 years	5.37%
Variable	1,230.8	115.1	3.7 years	2.57%

	$3,027.6	$413.7	2.2 years	4.59%

	Notional Amount	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swaps
Underlying Debt Hedged:
Mortgage Loan Camp Creek	$42.0	1 mo. LIBOR	1.87%	12/1/18

(1)	Assumes borrower extension options are exercised.
(2)	L = LIBOR
(3)	Unencumbered $47.1 million in January 2017.
(4)	Loans have interest rate floors of 1 month Libor at 0.25%.

DDR Corp.

Analyst Coverage

Corporate Headquarters		Investor Relations
DDR Corp.		Matt Lougee
3300 Enterprise Parkway		Toll Free: (877) 225-5337
Beachwood, Ohio 44122		Main: (216) 755-5500
Website: www.ddr.com		Email: mlougee@ddr.com

Equity Research
Bank of America Merrill Lynch	Craig Schmidt	craig.schmidt@baml.com	(646) 855-3640
Boenning & Scattergood	Floris van Dijkum	fvandijkum@boenninginc.com	(212) 209-3916
BTIG	Michael Gorman	mgorman@btig.com	(212) 738-6138
Canaccord Genuity	Paul Morgan	pmorgan@canaccordgenuity.com	(415) 229-7181
Capital One	Chris Lucas	christopher.lucas@capitalone.com	(571) 633-8151
Citigroup	Michael Bilerman	michael.bilerman@citi.com	(212) 816-1383
	Christy McElroy	christy.mcelroy@citi.com	(212) 816-6981
Deutsche Bank	Vincent Chao	vincent.chao@db.com	(212) 250-6799
Evercore ISI	Steve Sakwa	steve.sakwa@evercoreisi.com	(212) 446-9462
	Samir Khanal	samir.khanal@evercoreisi.com	(212) 888-3796
Goldman Sachs	Andrew Rosivach	andrew.rosivach@gs.com	(212) 902-2796
	Caitlin Burrows	caitlin.burrows@gs.com	(212) 902-4736
Green Street Advisors	DJ Busch	dbusch@greenstreetadvisors.com	(949) 640-8780
Hilliard Lyons	Carol Kemple	ckemple@hilliard.com	(502) 588-1839
Jefferies and Company	George Hoglund	ghoglund@jefferies.com	(212) 284-2226
J.P. Morgan	Michael Mueller	michael.w.mueller@jpmorgan.com	(212) 622-6689
KeyBanc Capital Markets	Jordan Sadler	jsadler@keybanccm.com	(917) 368-2280
	Todd Thomas	tthomas@keybanccm.com	(917) 368-2286
Mizuho Securities	Haendel St. Juste	haendel.stjuste@us.mizuho-sc.com	(212) 205-7860
Raymond James	Collin Mings	collin.mings@RaymondJames.com	(727) 567-2585
RBC Capital Markets	Wes Golladay	wes.golladay@rbccm.com	(440) 715-2650
Robert W. Baird & Co.	RJ Milligan	rjmilligan@rwbaird.com	(813) 273-8252
Sandler O’Neill	Alex Goldfarb	agoldfarb@sandleroneill.com	(212) 466-7937
SunTrust Robinson Humphrey	Ki Bin Kim	kibin.kim@suntrust.com	(212) 303-4124
UBS	Jeremy Metz	jeremy.metz@ubs.com	(212) 713-2429
Wells Fargo	Jeff Donnelly	jeff.donnelly@wellsfargo.com	(617) 603-4262
	Tamara Fique	tamara.fique@wellsfargo.com	(443) 263-6568

Fixed Income Research
Barclays	Peter Troisi	peter.troisi@barclays.com	(212) 412-3695
Citigroup	Tom Cook	thomas.n.cook@citigroup.com	(212) 723-1112
J.P. Morgan	Mark Streeter	mark.streeter@jpmorgan.com	(212) 834-5086
Wells Fargo	Thierry Perrein	thierry.perrein@wellsfargo.com	(704) 715-8455

DDR Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information. The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Revenues

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.

•	Tenant reimbursements are recognized in the period in which the expenses are incurred.

•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.

•	All internal and external acquisition costs are expensed as incurred.

•	The Company does not capitalize any executive officer compensation.

•	General and administrative expenses include executive property management compensation and related expenses. Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•	Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets. All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.

•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	20 to 40 years
Building Improvements	5 to 20 years
Furniture/Fixtures/	Shorter of economic life or lease terms
Tenant Improvements

DDR Corp.

Notable Accounting and Supplemental Policies

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.

•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs. Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•	Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life. The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

•	Effective in 2015, the operating activity and the gains or losses on the sales of operating shopping centers are generally no longer reflected as discontinued operations.

Lease Expirations

•	The lease expiration schedule is presented to reflect leases scheduled to expire during the current calendar year and each of the following nine years thereafter, assuming no exercise of renewal options or early termination rights for all leases in the Company’s portfolio at 100%. This table is located in the Asset Summary Section.

Leasing Spreads

•	Leasing spreads are calculated by comparing the prior tenant’s annual base rent in the final year of the old lease to the new tenant’s annual base rent in the first year of the new lease. The reported calculation, “Comparable”, only includes deals executed within one year of the date that the prior tenant vacated. “Non-comp” deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•	Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs. Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord’s property value and typically extend the life of the asset in excess of the lease term.

DDR Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs. FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods. Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by the National Association of Real Estate Investment Trusts (“NAREIT”).

The Company believes that certain gains and charges recorded in its operating results are not comparable or reflective of its core operating performance. As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO. Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio. Such adjustments include gains on the sale of and/or change in control of interests, gains/losses on the sale of non-depreciable real estate, impairments of non-depreciable real estate, gains/losses on the early extinguishment of debt, transaction costs and other restructuring type costs. The disclosure of these charges and gains is regularly requested by users of the Company’s financial statements.

DDR Corp.

Non-GAAP Measures

The adjustment for these charges and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO. Additionally, the Company provides no assurances that these charges and gains are non-recurring. These charges and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs. The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.

For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance. They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant). Other real estate companies may calculate FFO and Operating FFO in a different manner.

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income. FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties. Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs. Neither FFO nor Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity. FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance. The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements. Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

DDR Corp.

Non-GAAP Measures

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI. The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases, expense recovery adjustments and provisions for uncollectible amounts and/or recoveries thereof. SSNOI also excludes activity associated with development and major redevelopment and includes assets owned in comparable periods (15 months for quarter comparisons). SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above. SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

The Company believes that SSNOI is not, and is not intended to be, a presentation in accordance with GAAP. SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets. SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties. Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities. SSNOI does not represent cash generated from operating activities in accordance with GAAP, and is not necessarily indicative of cash available to fund cash needs. SSNOI should not be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity. A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided in the Asset Summary section.

DDR Corp.

Non-GAAP Measures

Other Measures

DDR Pro Rata Share Financial Information

The Company believes that the DDR pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP. DDR share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of DDR compared to other REITs. Other real estate companies may calculate such information in a different manner.

DDR does not control the unconsolidated joint ventures and the presentations of DDR JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items. The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in DDR’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP. The presentation of this information has limitations as an analytical tool. Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)

The Company uses the ratio Debt to EBITDA (“Debt/EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/EBITDA include Net Effective Debt divided by adjusted EBITDA (annualized), as opposed to net income determined in accordance with GAAP. Adjusted EBITDA is calculated as net income attributable to common shareholders before interest, income taxes, depreciation and amortization and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance. Net Effective Debt is calculated as the Company’s consolidated debt outstanding adjusted to remove unamortized loan costs and fair market value adjustments, as well as include cash and restricted cash as of the balance sheet date presented. Such amounts are calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity. The Company’s calculation of adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial condition. A reconciliation of adjusted EBITDA and net effective debt used in the Debt/EBITDA ratio to their most directly comparable GAAP measures of net income (loss) and debt has been provided in the Balance Sheet Summary section.

DDR Corp.

Net Income (Loss) Reconciliation to FFO and Operating FFO

$ in millions

	4Q16	4Q15	12M16	12M15
Net income (loss) attributable to common shareholders	$28.1	$87.9	$37.6	($94.5)
Depreciation and amortization of real estate investments	97.4	100.5	381.2	393.9
Equity in net (income) loss of joint ventures	(1.6)	5.5	(15.7)	3.1
Impairment of depreciable joint venture investments	0.0	1.9	0.0	1.9
Joint ventures’ FFO	6.9	6.5	26.0	27.6
Non-controlling interests (OP Units)	0.1	0.0	0.3	0.6
Impairment of depreciable real estate assets	6.0	0.0	110.9	179.7
Gain on disposition of depreciable real estate	(25.7)	(85.7)	(74.1)	(164.0)

FFO attributable to common shareholders	111.2	116.6	466.2	348.3

Impairment charges – non-depreciable assets	0.0	0.0	0.0	99.3
Executive separation charges	0.0	0.3	0.0	2.6
Transaction, debt extinguishment, litigation, other, net	0.1	0.7	0.6	2.3
Joint ventures – transaction, currency, other	0.0	0.2	0.0	0.2
Gain on sale and change in control of interests, net	0.0	0.0	0.0	(7.8)
Tax expense (primarily Puerto Rico restructuring), net	0.0	0.0	(0.3)	4.4
(Gain) loss on disposition of non-depreciable real estate, net	(0.2)	(3.7)	1.9	(3.1)

Total non-operating items, net	(0.1)	(2.5)	2.2	97.9

Operating FFO attributable to common shareholders	$111.1	$114.1	$468.4	$446.2

ddr
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P. 216.755.5500
F. 216.755.1500
DDR.COM